Exhibit (8)(p)(1)

AMENDMENT NO. 2 TO PARTICIPATION AGREEMENT

Effective May 1, 2005

THE AGREEMENT (the “Agreement”), originally dated April 20, 1998, restated August 1, 2004 and amended May 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, T. Rowe Price Equity Series, Inc. and T. Rowe Price Investment Services, Inc. is hereby amended as follows:

1.    Schedule A is hereby deleted and replaced in its entirety by this Schedule A.

SCHEDULE A

Separate Account	Policies Funded by Separate Account	Portfolios Utilized by Separate Account
G	Sun Life Corporate VUL Futurity Corporate VUL Sun Life Large Case VUL	Equity Income Portfolio New America Growth Portfolio Blue Chip Growth Portfolio

H	Sun Life Large Case PPVUL	Equity Income Portfolio Blue Chip Growth Portfolio

D	Futurity Accumulator II VUL Futurity Protector II VUL Futurity Survivorship II VUL	Blue Chip Growth Portfolio

I	Futurity Accumulator II VUL Futurity Protector II VUL Futurity Survivorship II VUL Futurity Accumulator VUL Futurity Protector VUL	Blue Chip Growth Portfolio

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized as of the date specified above.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
For the President		For the Secretary
By:	/s/ John E, Coleman	By:	/s/ Susan J. Lazzo
Name:	John E. Coleman	Name:	Susan J. Lazzo
Title:	Vice President	Title:	Senior Counsel

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
For the President		For the Secretary
By:	/s/ John E, Coleman	By:	/s/ Susan J. Lazzo
Name:	John E. Coleman	Name:	Susan J. Lazzo
Title:	Vice President	Title:	Senior Counsel

T. ROWE PRICE EQUITY SERIES, INC.		T. ROWE PRICE INVESTMENT SERVICES, INC.
By its authorized officer		By its authorized officer
By:	/s/ Henry H. Hopkins	By:	/s/ Darrell N. Braman
Name:	Henry H. Hopkins	Name:	Darrell N. Braman
Title:	V.P.	Title:	V.P.

Exhibit (8)(p)(1)

AMENDMENT NO. 3 TO PARTICIPATION AGREEMENT

Effective October 1, 2006

THE AGREEMENT (the “Agreement”), originally dated April 20, 1998, restated August 1, 2004 and amended May 1, 2004 and May 1, 2005, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, T. Rowe Price Equity Series, Inc. and T. Rowe Price Investment Services, Inc. is hereby amended as follows:

1.    Schedule A is hereby deleted and replaced in its entirety by this Schedule A.

SCHEDULE A

Separate Account	Policies Funded by Separate Account	Portfolios Utilized by Separate Account
Sun Life of Canada (US) Separate Account G	Sun Life Corporate VUL Futurity Corporate VUL Sun Life Large Case VUL	Equity Income Portfolio New America Growth Portfolio Blue Chip Growth Portfolio

Sun Life of Canada (US) Separate Account H	Sun Life Large Case PPVUL	Equity Income Portfolio Blue Chip Growth Portfolio

Sun Life (NY) Separate Account D	Futurity Accumulator II VUL Futurity Protector II VUL Futurity Survivorship II VUL	Blue Chip Growth Portfolio

Sun Life of Canada (US) Separate Account I	Futurity Accumulator II VUL Futurity Protector II VUL Futurity Survivorship II VUL Futurity Accumulator VUL Futurity Protector VUL	Blue Chip Growth Portfolio

Sun Life (NY) Separate Account J	Futurity Corporate VUL Large Case VUL	Equity Income Portfolio Blue Chip Growth Portfolio

Sun Life (NY) Separate Account H	Large Case PPVUL Bank-Owned PPVUL	Equity Income Portfolio Blue Chip Growth Portfolio

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized as of the date specified above.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
For the President		For the Secretary
By:	/s/ John E, Coleman	By:	/s/ Susan J. Lazzo
Name:	John E. Coleman	Name:	Susan J. Lazzo
Title:	Vice President	Title:	Senior Counsel

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
For the President		For the Secretary
By:	/s/ John E, Coleman	By:	/s/ Susan J. Lazzo
Name:	John E. Coleman	Name:	Susan J. Lazzo
Title:	Vice President	Title:	Senior Counsel

Exhibit (8)(p)(1)

T. ROWE PRICE EQUITY SERIES, INC.		T. ROWE PRICE INVESTMENT SERVICES, INC.
By its authorized officer		By its authorized officer

By:	/s/ Henry H. Hopkins	By:	/s/ Darrell N. Braman
Name:	Henry H. Hopkins	Name:	Darrell N. Braman
Title:	V.P.	Title:	Vice President

Exhibit (8)(p)(1)

AMENDMENT NO. 4 TO PARTICIPATION AGREEMENT

Effective January 29, 2007

THE AGREEMENT (the “Agreement”), originally dated April 20, 1998, restated August 1, 2004 and amended May 1, 2004, May 1, 2005, and October 1, 2006 by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, T. Rowe Price Equity Series, Inc. and T. Rowe Price Investment Services, Inc. is hereby amended as follows:

1.    Schedule A is hereby deleted and replaced in its entirety by this Schedule A.

SCHEDULE A

Separate Account	Policies Funded by Separate Account	Portfolios Utilized by Separate Account

Sun Life of Canada (US) Separate Account G	Sun Life Corporate VUL Futurity Corporate VUL Sun Life Large Case VUL	Equity Income Portfolio New America Growth Portfolio Blue Chip Growth Portfolio

Sun Life of Canada (US) Separate Account H	Sun Life Large Case PPVUL	Equity Income Portfolio Blue Chip Growth Portfolio

Sun Life (NY) Separate Account D	Futurity Accumulator II VUL Futurity Protector II VUL Futurity Survivorship II VUL	Blue Chip Growth Portfolio

Sun Life of Canada (US) Separate Account I	Futurity Accumulator II VUL Futurity Protector II VUL Futurity Survivorship II VUL Futurity Accumulator VUL Futurity Protector VUL	Blue Chip Growth Portfolio

Sun Life (NY) Separate Account J	Futurity Corporate VUL Large Case VUL	Equity Income Portfolio Blue Chip Growth Portfolio

Sun Life (NY) Separate Account H	Large Case PPVUL Bank-Owned PPVUL	Equity Income Portfolio Blue Chip Growth Portfolio

Sun Life of Canada (US) Separate Accounts R and S	Magnastar PPVUL	Equity Income Portfolio Blue Chip Growth Portfolio

Sun Life (NY) Separate Accounts L and M	Magnastar PPVUL	Equity Income Portfolio Blue Chip Growth Portfolio

1 of 2

Exhibit (8)(p)(1)

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized as of the date specified above.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

For the President By: /s/ Raymond Scanlon Name: Raymond Scanlon Title: Vice President	For the Secretary By: /s/ Bruce Teichner Name: Bruce Teichner Title: Assistant Vice President and Senior Counsel

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
For the President By: /s/ Raymond Scanlon Name: Raymond Scanlon Title: Vice President	For the Secretary By: /s/ Bruce Teichner Name: Bruce Teichner Title: Assistant Vice President and Senior Counsel

T. ROWE PRICE EQUITY SERIES, INC. By its authorized officer By: /s/ Henry H. Hopkins Name: Henry H. Hopkins Title: V.P.	T. ROWE PRICE INVESTMENT SERVICES, INC. By its authorized officer By: /s/ Darrell N. Braman Name: Darrell N. Braman Title: V.P.

2 of 2

Exhibit (8)(p)(1)

AMENDMENT NO. 5 TO PARTICIPATION AGREEMENT

This Amendment to Participation Agreement (the “Amendment”) dated as of November 3, 2008, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York (the “Company”), T. Rowe Price Equity Series, Inc. (the “Fund”) and T. Rowe Price Investment Services, Inc (the “Underwriter”).

WITNESSETH:

WHEREAS, the parties hereto have entered into a Participation Agreement dated as of April 20, 1998, restated August 1, 2004 and as amended (the “Participation Agreement”), pursuant to which the Underwriter has agreed to make shares of the Funds available for purchase and redemption by certain Accounts of the Company in connection with the Company’s Variable Insurance Products; and

WHEREAS, the parties desire to modify the Participation Agreement in certain respects

WHEREAS, the parties desire to add the T. Rowe International Series, Inc. as a party the agreement; and

WHEREAS, T. Rowe Price International Series. Inc. desires to become a party to the Participation Agreement (which together with the T. Rowe Price Equity Series, Inc. shall collectively be referred to as the “Funds”);

WHEREAS, the parties desire to add the T. Rowe Price International Stock Portfolio as a Portfolio utilized by the Separate Accounts;

WHEREAS, the parties desire to amend Schedule A of the Participation Agreement to reflect the additional Fund and Portfolio.

NOW, THEREFORE, in consideration of the mutual covenants contaibned herein, the parties hereto, intending to be legally bound agree as follows:

1.    Unless otherwise defined herein, capitalized terms in this Amendment shall have the meanings assigned in the Participation Agreement.

2.    The Participation Agreement is hereby amended by replacing Schedule A to the Participation Agreement with Schedule A attached to this Amendment.

3.    parties do hereby agree to add Rowe Price International Series, Inc. as a party to the Participation Agreement, with the same rights and obligations as afforded to and undertaken by T. Rowe Price Equity Series, Inc. in the Participation Agreement.

4.    Rowe Price International Series, Inc. hereby agrees to be added as a party to the Participation Agreement, with the same rights and obligations as are afforded to and undertaken by T. Rowe Price Equity

Exhibit (8)(p)(1)

Series, Inc. in the Participation

Agreement.

5.    Except as specifically modified hereby, the Participation Agreement remains in full force and effect.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized as of the date specified above.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

For the President By: /s/ Bruce Jones Name: Bruce Jones Title: Vice President	For the Secretary By: By: /s/ Susan J. Lazzo Name: Susan J. Lazzo Title: Assistant Vice President and Senior Counsel

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

For the President By: /s/ Bruce Jones Name: Bruce Jones Title: Vice President	For the Secretary By: By: /s/ Susan J. Lazzo Name: Susan J. Lazzo Title: Assistant Vice President and Senior Counsel

T. ROWE PRICE EQUITY SERIES, INC.

By its authorized officer

By: /s David Oestreicher

Name: David Oestreicher

Title:   Vice President

T. ROWE PRICE INTERNATIONAL SERIES, INC.

By its authorized officer

By: /s David Oestreicher

Name: David Oestreicher

Title:  Vice President

T. ROWE PRICE INVESTMENT SERVICES, INC. By its authorized officer By: /s/ Darrell N. Braman Name: Darrell N. Braman Title: Vice President

Exhibit (8)(p)(1)

SCHEDULE A

Separate Account	Policies Funded by Separate Account	Portfolios Utilized by Separate Account
Sun Life of Canada (US) Separate Account G	Sun Life Corporate VUL Futurity Corporate VUL Sun Life Large Case VUL	Equity Income Portfolio New America Growth Portfolio Blue Chip Growth Portfolio

Sun Life of Canada (US) Separate Account H	Sun Life Large Case PPVUL	Equity Income Portfolio Blue Chip Growth Portfolio International Stock Portfolio

Sun Life (NY) Separate Account D	Futurity Accumulator II VUL Futurity Protector II VUL Futurity Survivorship II VUL	Blue Chip Growth Portfolio

Sun Life of Canada (US) Separate Account I	Futurity Accumulator II VUL Futurity Protector II VUL Futurity Survivorship II VUL Futurity Accumulator VUL Futurity Protector VUL	Blue Chip Growth Portfolio

Sun Life (NY) Separate Account J	Futurity Corporate VUL Large Case VUL	Equity Income Portfolio Blue Chip Growth Portfolio

Sun Life (NY) Separate Account H	Large Case PPVUL Bank-Owned PPVUL	Equity Income Portfolio Blue Chip Growth Portfolio International Stock Portfolio

Sun Life of Canada (US) Separate Accounts R and S	Magnastar PPVUL	Equity Income Portfolio Blue Chip Growth Portfolio International Stock Portfolio

Sun Life (NY) Separate Accounts L and M	Magnastar PPVUL	Equity Income Portfolio Blue Chip Growth Portfolio International Stock Portfolio

Exhibit (8)(p)(1)

Amendment No. 6 to Participation Agreement

This Amendment to the Participation Agreement (“Agreement”), originally entered into as of the 20th day of April, 1998, and amended and restated effective August 1, 2004 between T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series Inc. (collectively the “Fund”), T. Rowe Price Investment Services, Inc. (“ T. Rowe”) and Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (collectively the “Company”) is effective this 1st day of May, 2013. All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such term in the Agreement.

WHEREAS, the Fund and the Company desire to distribute the prospectuses of the Fund pursuant to Rule 498 of the Securities Act of 1933 (“Rule 498”); and

WHEREAS, the parties desire to set out the roles and responsibilities for complying with Rule 498 and other applicable laws.

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, and intending to be legally bound, the Agreement is hereby amended as follows:

1.	For purposes of this Amendment, the terms Summary Prospectus and Statutory Prospectus shall have the same meaning as set forth in Rule 498.

2.

The Fund shall provide the Company with copies of the Summary Prospectuses and any Supplements thereto in the same manner and at the same times as the Participation Agreement requires that the Fund provide the Company with Statutory Prospectuses and any Supplements thereto.

3.	The Fund and/or T. Rowe shall be responsible for compliance with Rule 498(e).

4.

The Fund and T. Rowe each represents and warrants that the Summary Prospectuses and the web site hosting of such Summary Prospectuses will comply with the requirements of Rule 498 applicable to the Fund and its series. The Fund further represents and warrants that it has appropriate policies and procedures in place in accordance with Rule 498(e)(4) to ensure that such web site continuously complies with Rule 498.

Exhibit (8)(p)(1)

5.

The Fund and T. Rowe each agrees that the URL indicated on each Summary Prospectus will lead Company contract owners (“Contract Owners”) directly to the web page used for hosting Summary Prospectuses and that such web page will host the current Fund documents required to be posted in compliance with Rule 498. To the extent that the web page is not available to Contract Owners, the Fund or T. Rowe shall immediately notify the Company of any interruptions in availability of this web page. The Fund and T. Rowe agree that the web landing page used for hosting Summary Prospectuses will not contain any marketing materials and that the landing page will contain Fund documents only for the Fund and its variable insurance product fund affiliates.

6.

The Fund and T. Rowe represent and warrant that they will be responsible for compliance with the provisions of Rule 498(f)(i) involving Contract Owner requests for additional Fund documents made directly to the Fund, T. Rowe or one of their affiliates. The Fund and T. Rowe further represent and warrant that any information obtained about Contract Owners pursuant to this provision will be used solely for the purposes of responding to requests for additional Fund documents.

7.	The Company represents and warrants that it will respond to requests for additional Fund documents made by Contract Owners directly to the Company or one of its affiliates.

8.	The Company represents and warrants that any binding together of Summary Prospectuses and/or Statutory Prospectuses for which the Company is responsible will be done in compliance with Rule 498.

9.

At the Company’s request, T. Rowe and the Fund will provide the Company with URLs to the current Fund documents for use with Company’s electronic delivery of Fund documents or on the Company’s website. T. Rowe and the Fund will be responsible for ensuring the integrity of the URLs and for maintaining the Fund’s current documents on the website to which such URLs originally navigate.

10.	If the Fund determines that it will end its use of the Summary Prospectus delivery option, the Fund and T. Rowe will provide the Company with at least 120 days’ advance notice of its intent.

11.	The parties agree that all other provisions of the Participation Agreement, including the Indemnification provisions, will apply to the terms of this Amendment as applicable.

Exhibit (8)(p)(1)

12.

The parties agree that the Company is not required to distribute Summary Prospectuses to Contract Owners, but rather that the use of the Summary Prospectuses will be at the discretion of the Company. At this time, the Company intends use of the Summary Prospectuses for its Annuity business and continued use of the Statutory Prospectuses as the Company deems appropriate.

In addition, Schedule A of the Agreement is hereby deleted in its entirety and replaced with the Amended Schedule A attached hereto.

SCHEDULE A

Separate Account	Policies Funded by Separate Account	Portfolios Utilized by Separate Account

Sun Life of Canada (US) Separate Account G	Sun Life Corporate VUL Futurity Corporate VUL Sun Life Large Case VUL	Equity Income Portfolio New America Growth Portfolio Blue Chip Growth Portfolio

Sun Life of Canada (US) Separate Account H	Sun Life Large Case PPVUL	Equity Income Portfolio Blue Chip Growth Portfolio International Stock Portfolio

Sun Life (NY) Separate Account D	Futurity Accumulator II VUL Futurity Protector II VUL Futurity Survivorship II VUL	Blue Chip Growth Portfolio

Sun Life of Canada (US) Separate Account I	Futurity Accumulator II VUL Futurity Protector II VUL Futurity Survivorship II VUL Futurity Accumulator VUL Futurity Protector VUL	Blue Chip Growth Portfolio

Sun Life (NY) Separate Account J	Futurity Corporate VUL Large Case VUL	Equity Income Portfolio Blue Chip Growth Portfolio

Sun Life (NY) Separate Account H	Sun Life Large Case PPVUL Bank-Owned PPVUL	Equity Income Portfolio Blue Chip Growth Portfolio International Stock Portfolio

Sun Life of Canada (US) Separate Accounts R and S	Magnastar PPVUL Magnastar PPVA	Equity Income Portfolio Blue Chip Growth Portfolio International Stock Portfolio

Sun Life (NY) Separate Accounts L and M	Magnastar PPVUL Magnastar PPVA	Equity Income Portfolio Blue Chip Growth Portfolio International Stock Portfolio

Sun Life (US) Separate Account M	Sun Life Large Case PPVUL	Equity Income Portfolio Blue Chip Growth Portfolio International Stock Portfolio

Exhibit (8)(p)(1)

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and behalf by its duly authorized officer as of the date first written above.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

By:    /s/ Kenneth McCullum

Name and Title: Kenneth McCullum,

Executive Vice President, Business Development and In Force Management

Date:    8-15-13

T. ROWE PRICE EQUITY SERIES, INC.

By:    /s/ David Oestreicher

Name and Title: David Oestreicher, Vice President

Date:            8/23/13

T. ROWE PRICE INTERNATIONAL SERIES, INC.

By:    /s/ David Oestreicher

Name and Title: David Oestreicher, Vice President

Date:             8/23/13

T. ROWE PRICE INVESTMENT SERVICES, INC.

By:    /s/ Fran Pollack-Matz

Name and Title: Fran Pollack-Matz, Vice President

Date:             8/27/13

Exhibit (8)(p)(1)

AMENDMENT NO. 7 TO PARTICIPATION AGREEMENT

Effective December 1, 2011

THE AGREEMENT (the “Agreement”), originally dated April 20, 1998, restated August 1, 2004 and amended May 1, 2004, May 1, 2005, October 1, 2006, January 29, 2007, November 3, 2008 and January 1, 2012 by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, T. Rowe Price Equity Series, Inc. and T. Rowe Price Investment Services, Inc. is hereby amended as follows:

1.	Schedule A is hereby deleted and replaced in its entirety by this Schedule A.

SCHEDULE A

Separate Account	Policies Funded by Separate Account	Portfolios Utilized by Separate Account

Sun Life of Canada (US) Separate Account G	Sun Life Corporate VUL Futurity Corporate VUL Sun Life Large Case VUL	Equity Income Portfolio New America Growth Portfolio Blue Chip Growth Portfolio

Sun Life of Canada (US) Separate Account H	Sun Life Large Case PPVUL	Equity Income Portfolio Blue Chip Growth Portfolio International Stock Portfolio

Sun Life (NY) Separate Account D	Futurity Accumulator II VUL Futurity Protector II VUL Futurity Survivorship II VUL	Blue Chip Growth Portfolio

Sun Life of Canada (US) Separate Account I	Futurity Accumulator II VUL Futurity Protector II VUL Futurity Survivorship II VUL Futurity Accumulator VUL Futurity Protector VUL	Blue Chip Growth Portfolio

Sun Life (NY) Separate Account J	Futurity Corporate VUL Large Case VUL	Equity Income Portfolio Blue Chip Growth Portfolio

Sun Life (NY) Separate Account H	Sun Life Large Case PPVUL Bank-Owned PPVUL	Equity Income Portfolio Blue Chip Growth Portfolio International Stock Portfolio

Sun Life of Canada (US) Separate Accounts R and S	Magnastar PPVUL	Equity Income Portfolio Blue Chip Growth Portfolio International Stock Portfolio

Sun Life (NY) Separate Accounts L and M	Magnastar PPVUL	Equity Income Portfolio Blue Chip Growth Portfolio International Stock Portfolio

Sun Life (US) Separate Account M	Sun Life Large Case PPVUL	Equity Income Portfolio Blue Chip Growth Portfolio International Stock Portfolio

Exhibit (8)(p)(1)

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized as of the date specified above.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

For the President		For the Secretary
By:	/s/ David R. Nix	By:	/s/ Susan J. Lazzo
Name: David R. Nix		Name: Susan J. Lazzo
Title: Assistant Vice President		Title: Assistant Vice President and Senior Counsel

T. ROWE PRICE EQUITY SERIES, INC.		T. ROWE PRICE INVESTMENT SERVICES, INC.
By its authorized officer		By its authorized officer

By:	/s/ David Oestreicher	By:	/s/ Fran Pollack-Matz
Name: David Oestreicher		Name: Fran Pollack-Matz
Title: Vice President		Title: Vice President

T. ROWE PRICE INTERNATIONAL SERIES, INC.
By its authorized officer

By:	/s/ David Oestreicher
Name: David Oestreicher
Title: Vice President

Exhibit (8)(p)(1)

AMENDMENT NUMBER 8 TO PARTICIPATION AGREEMENT

Effective September 18, 2014

This Amendment Number 8 (the “Amendment”) to the Participation Agreement (the “Agreement”), originally dated April 20, 1998, restated August 1, 2004 and amended May 1, 2004, May 1, 2005, October 1, 2006, January 29, 2007, November 3, 2008, May 31, 2013 and December 1, 2011 among T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series Inc. (collectively, the “Fund”), T. Rowe Price Investment Services, Inc. (the “Underwriter”), and Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (collectively, the “Company”), is effective as of September 18, 2014.

WHEREAS, Sun Life Assurance Company of Canada (U.S.) has changed its name to Delaware Life Insurance Company, effective July 21, 2014;

WHEREAS, Sun Life Insurance and Annuity Company of New York has changed its name to Delaware Life Insurance Company of New York, effective July 21, 2014;

WHEREAS, the Company has changed the names of the Accounts and the marketing names of certain Contracts shown on Schedule A to the Agreement; and

WHEREAS, the parties to the Agreement desire to add language to the Agreement relating to processing orders via the National Securities Clearing Corporation (“NSCC”).

NOW, THEREFORE, the parties to the Agreement hereby agree as follows:

1.	The Agreement is hereby amended to revise the name of Sun Life Assurance Company of Canada (U.S.), in each place where it appears, to Delaware Life Insurance Company.

2.	The Agreement is hereby amended to revise the name of Sun Life Insurance and Annuity Company of New York, in each place where it appears, to Delaware Life Insurance Company of New York.

3.	Schedule A is hereby deleted and replaced in its entirety by Schedule A attached hereto.

4.	Article I of the Agreement is hereby amended by adding the following new sections:

1.12    The Company may appoint a third party service provider, from time to time, to provide certain transactional services relating to Accounts under this Agreement. Such transactional services may include receiving, collecting, transmitting, purchasing, exchanging and redeeming orders of mutual fund shares on Company’s behalf, pursuant to the applicable terms of this Agreement. Company acknowledges that it shall be liable for the performance of all duties and obligations under the Agreement, regardless of whether such duties or obligations are performed directly by Company or through a third-party service provider, as if Company had provided such services directly, including but not limited to, the actions or inactions of any third party service provider.

1.13 If transactions in Fund shares are to be entered and settled through the NSCC’s Fund/SERV system, at a time agreed to by all parties, the following provisions shall apply:

(a)

Each party to this Agreement represents that it or one of its affiliates is a member in good standing of the NSCC or has access to the facilities of the NSCC, and it desires to participate in the programs offered by the NSCC Fund/SERV system (“Fund/SERV”) which provide (i) an automated process whereby shareholder purchases and redemptions, exchanges and transactions of mutual fund shares are executed through Fund/SERV, and (ii) a centralized and standardized communication system for the exchange of customer-level information and account activity through the Fund/SERV Networking system (“Networking”).

Exhibit (8)(p)(1)

(b)	Each party to this Agreement represents that:

(i)

It has full power and authority under applicable law, and has taken all action necessary, to enter into and perform its obligations with respect to NSCC, and the performance of its obligations hereunder does not and will not violate or conflict with any governing documents or agreements it maintains.

(ii)

It has the necessary and adequate personnel, space, data processing capacity or other operational capability, facilities and equipment to perform its duties and obligations hereunder in accordance with this Agreement, in a businesslike and competent manner, in conformance with all laws, rules and regulations and the Funds’ and Contracts’ prospectuses and SAIs, and customary industry standards.

(c)

The Company shall provide the Fund and the Underwriter with all information and documentation necessary or appropriate to establish and maintain each transaction in shares of the Designated Portfolios effected via Fund/SERV on behalf of the Accounts listed on Schedule A to this Agreement, including any changes to such information. The Company hereby certifies, to the best of its knowledge, that all such information and documentation is and shall remain true and correct. The Company shall maintain documents required by the Underwriter or the Fund to effect transactions is shares of the Designated Portfolios via Fund/SERV.

(d)

The Company will transmit net purchase or sale instructions via Fund/SERV (“Fund/SERV Instructions”) to the NSCC by 6:00 a.m. Eastern time (“Cut-Off”) on the next Business Day (T+1) after the Company receives purchase or sale instructions from Contract holders, provided such Contract holder instructions are received by the Company in good order prior to the closing of the New York Stock Exchange (“Close of Trading”) (normally 4:00 p.m. Eastern time). Fund/SERV Instructions received in proper form by the Underwriter after the Cut-Off on any Business Day shall be treated by the Underwriter as if received on the next following Business Day. The Company warrants that all Fund/SERV Instructions the Company transmits to NSCC on behalf of the Accounts are the net result of purchase and sale instructions received by the Company from Contract holders by Close of Trading. The Company and the Funds or the Underwriter shall settle net purchase and sale transactions pursuant to, and in accordance with, NSCC rules and procedures.

(e)

The Fund will transmit the Designated Portfolios’ daily net asset value per share information to the Company via NSCC services on a best efforts basis by 7:00 p.m. Eastern time. The Fund or the Underwriter will provide daily share balance confirmations to the Company via Networking. The Fund or the Underwriter will provide the Company, via NSCC services, with notification of each dividend and each capital gain distribution declared by the Designated Portfolios.

(f)

In the event the Company seeks to correct or cancel a previously placed Fund/SERV Instruction after the Cut-Off, such cancellation or correction must be approved by the Underwriter and will be processed outside of NSCC Services. The Underwriter shall have complete and sole discretion as to whether or not to allow the cancellation or correction to be made.

(g)	The Underwriter and the Fund reserve the right, in their sole discretions, to reject or cancel:

(i)	any Fund/SERV Instruction for the purchase of Fund shares, including Fund/SERV Instructions that have been confirmed through NSCC; and

(ii)

any Fund/SERV Instruction received: (a) in connection with an Account if such Account’s registration is pending with NSCC; and (b) in connection with an Account prior to receipt of such Account’s registration information.

Exhibit (8)(p)(1)

Confirmation via NSCC that a Fund/SERV Instruction has been received does not constitute acceptance by the Underwriter or the Fund. Any rejection or cancellation made by the Underwriter or the Fund will be done pursuant to current NSCC rules and procedures and in accordance with the terms of the Fund’s current prospectus.

(h)

Each party shall notify the others of any errors, omissions or interruptions in, or any delay or unavailability of NSCC services, or inability to engage in NSCC connectivity. In the event of any such disruption to the use of NSCC services, the Underwriter shall accept, effect and record net purchase and sale transactions for the Accounts outside of NSCC services in a manner consistent with Article I of the Agreement.

(i)

At all times each party shall maintain insurance coverage that is reasonable and customary in light of all its responsibilities hereunder and under applicable law. Such coverage shall insure for losses resulting from the criminal acts, errors or omissions of each party’s employees and agents.

5.	All other terms of the Agreement shall remain in full force and effect.

Exhibit (8)(p)(1)

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of the date specified above.

DELAWARE LIFE INSURANCE COMPANY By: /s/ Richard Termine Name: Richard Termine Title: Authorized Signer	DELAWARE LIFE INSURANCE COMPANY OF NEW YORK By: /s/ Richard Termine Name: Richard Termine Title: Authorized Signer

T. ROWE PRICE EQUITY SERIES, INC.

By its authorized officer

By: /s/ Darrell N. Braman

Name: Darrell N. Braman

Title: V.P.

T. ROWE PRICE INTERNATIONAL SERIES, INC.

By its authorized officer

By: /s/ Darrell N. Braman

Name: Darrell N. Braman

Title: V.P.

T. ROWE PRICE INVESTMENT SERVICES, INC. By its authorized officer By: /s/ Fran Pollack-Matz Name: Fran Pollack-Matz Title: V.P.

Exhibit (8)(p)(1)

SCHEDULE A

Separate Account	Policies Funded by Separate Account	Portfolios Utilized by Separate Account
Delaware Life Separate Account G	Corporate VUL Futurity Corporate VUL Large Case VUL	Equity Income Portfolio New America Growth Portfolio Blue Chip Growth Portfolio

Delaware Life Separate Account H	Large Case PPVUL	Equity Income Portfolio Blue Chip Growth Portfolio International Stock Portfolio

Delaware Life NY Separate Account D	Futurity Accumulator II VUL Futurity Protector II VUL Futurity Survivorship II VUL	Blue Chip Growth Portfolio

Delaware Life Separate Account I	Futurity Accumulator II VUL Futurity Protector II VUL Futurity Survivorship II VUL Futurity Accumulator VUL Futurity Protector VUL	Blue Chip Growth Portfolio

Delaware Life NY Separate Account J	Futurity Corporate VUL Large Case VUL	Equity Income Portfolio Blue Chip Growth Portfolio

Delaware Life NY Separate Account H	Large Case PPVUL Bank-Owned PPVUL	Equity Income Portfolio Blue Chip Growth Portfolio International Stock Portfolio

Delaware Life Separate Accounts R and S	Magnastar PPVUL	Equity Income Portfolio Blue Chip Growth Portfolio International Stock Portfolio

Delaware Life NY Separate Accounts L and M	Magnastar PPVUL	Equity Income Portfolio Blue Chip Growth Portfolio International Stock Portfolio

Delaware Life Separate Account M	Large Case PPVUL	Equity Income Portfolio Blue Chip Growth Portfolio International Stock Portfolio

Exhibit (8)(p)(1)

AMENDMENT NUMBER 9 TO PARTICIPATION AGREEMENT

Effective November 19, 2020

This Amendment Number 9 (the “Amendment”) to the Participation Agreement (the “Agreement”), originally dated April 20, 1998, restated August 1, 2004 and amended May 1, 2004, May 1, 2005, October 1, 2006, January 29, 2007, November 3, 2008, May 31, 2013, December 1, 2011, and September 18, 2014 among T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series Inc. (collectively, the “Fund”), T. Rowe Price Investment Services, Inc. (the “Underwriter”), and Delaware Life Insurance Company and Delaware Life Insurance Company of New York (collectively, the “Company”), is effective as of November 19, 2020.

The Agreement is hereby amended as follows:

6.	Sections 3.1 through 3.3 of Article III are hereby deleted and replaced in their entirety with the following:

ARTICLE III. Prospectuses, Statements of Additional Information and Proxy Statements; Voting

3.1    The Underwriter shall provide the Company with as many copies of the Fund’s current prospectus (describing only the Designated Portfolios listed on Schedule A) as the Company may reasonably request. If requested by the Company in lieu thereof, the Fund shall provide such documentation (including a final copy of the new prospectus as set in type or electronically, at the Fund’s expense) and other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus for the Fund is amended) to have the prospectus for the Contracts and the Fund’s prospectus printed together in one document. The Company shall bear the costs of printing and distributing the prospectus to prospective Contract owners and to Contract owners who have not made allocations to the Fund shares under the terms of their Contracts. The Underwriter or the Fund shall bear the demonstrable cost of printing and distributing the Fund’s prospectus to Contract owners with existing allocations to the Fund shares under their Contracts

3.2    The Fund’s prospectus shall state that the current Statement of Additional Information (“SAI”) for the Fund is available from the Company (or, in the Fund’s discretion, from the Fund), and the Underwriter (or the Fund), at its expense, shall print, or otherwise reproduce, and provide a copy of such SAI free of charge to the Company for itself and for any owner of a Contract who requests such SAI.

3.3    The Fund, at its expense, shall provide the Company with copies of its proxy material, reports to shareholders, and other communications to shareholders in such quantity as the Company shall reasonably require for distributing to Contract owners in the Fund. The Underwriter (at the Company’s expense) shall provide the Company with copies of the Fund’s annual and semi-annual reports to shareholders in such quantity as the Company shall reasonably request for use in connection with offering the Variable Contracts issued by the Company. If requested by the Company in lieu thereof, the Underwriter shall provide such documentation (which may include a final copy of the Fund’s annual and semi-annual reports as set in type or on diskette) and other assistance as is reasonably necessary in order for the Company to print such shareholder communications for distribution to Contract owners. The Underwriter or the Fund shall bear the demonstrable cost of printing and distributing proxy materials to Contract owners with allocations to the Fund shares on the record date. The Company shall bear the costs of printing and distributing shareholder reports and other shareholder communications to prospective Contract owners and to Contract owners who have not made allocations to the Fund shares under the terms of their Contracts. The Underwriter or the Fund shall bear the demonstrable cost of printing and distributing shareholder reports and other shareholder communications to Contract owners with existing allocations to the Fund shares under their Contracts.

Exhibit (8)(p)(1)

7.	Schedule A is hereby deleted and replaced in its entirety by Schedule A attached hereto.

8.	All other terms of the Agreement shall remain in full force and effect.

9.

This Amendment may be signed in any number of counterparts, including facsimile copies thereof or electronic scan copies thereof delivered by electronic mail, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

******

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of the date specified above.

DELAWARE LIFE INSURANCE COMPANY	DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

By: /s/ Dale Uthoff	By: /s/ Dale Uthoff
Name: Dale Uthoff	Name: Dale Uthoff
Title: Authorized Signer	Title: Authorized Signer

T. ROWE PRICE EQUITY SERIES, INC. By its authorized officer	T. ROWE PRICE INVESTMENT SERVICES, INC. By its authorized officer

By: /s/ Fran Pollack-Matz	By: /s/ William Presley
Name: Fran Pollack-Matz	Name: William Presley
Title: Vice President	Title: Vice President

T. ROWE PRICE INTERNATIONAL SERIES, INC.
By its authorized officer

By: /s/ Fran Pollack-Matz
Name: Fran Pollack-Matz
Title: Vice President

Exhibit (8)(p)(1)

SCHEDULE A

Separate Account	Policies Funded by Separate Account	Portfolios Used by Separate Account
Delaware Life Separate Account F	Accelerator Prime Variable Annuity	Blue Chip Growth Portfolio II Equity Income Portfolio II Health Sciences Portfolio II

Delaware Life Separate Account G	Corporate VUL Futurity Corporate VUL Large Case VUL	Equity Income Portfolio New America Growth Portfolio Blue Chip Growth Portfolio

Delaware Life Separate Account H	Large Case PPVUL	Equity Income Portfolio Blue Chip Growth Portfolio International Stock Portfolio

Delaware Life NY Separate Account D	Futurity Accumulator II VUL Futurity Protector II VUL Futurity Survivorship II VUL	Blue Chip Growth Portfolio

Delaware Life Separate Account I	Futurity Accumulator II VUL Futurity Protector II VUL Futurity Survivorship II VUL Futurity Accumulator VUL Futurity Protector VUL	Blue Chip Growth Portfolio

Delaware Life NY Separate Account J	Futurity Corporate VUL Large Case VUL	Equity Income Portfolio Blue Chip Growth Portfolio

Delaware Life NY Separate Account H	Large Case PPVUL Bank-Owned PPVUL	Equity Income Portfolio Blue Chip Growth Portfolio International Stock Portfolio

Delaware Life Separate Accounts R and S	Magnastar PPVUL	Equity Income Portfolio Blue Chip Growth Portfolio

Delaware Life NY Separate Accounts L and M	Magnastar PPVUL	Equity Income Portfolio Blue Chip Growth Portfolio

Delaware Life Separate Account M	Large Case PPVUL	Equity Income Portfolio Blue Chip Growth Portfolio International Stock Portfolio